SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 Date of Report
                                September 8, 2004
                        (Date of earliest event reported)




                         Boyd Bros. Transportation Inc.
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 (State or other jurisdiction of incorporation)




           0-23948                                   63-6006515
           -------                                   ----------
    (Commission File No.)                 (IRS Employer Identification No.)


                    3275 Highway 30
                   Clayton, Alabama                             36016
                   ----------------                             -----
       (Address of principal executive offices)              (Zip Code)


                                 (334) 775-1400
                                 --------------
              (Registrant's telephone number, including area code)

Item 8.01  Other Events.

Boyd Bros. Transportation Inc. (the "Company") today announced that its stockholders, voting at a special meeting held September 8, 2004, have approved the merger of BBT Acquisition Corporation ("BBT") into the Company, which will result in the Company going private. BBT is a Delaware corporation ("BBT, Inc.") controlled by Dempsey Boyd, the founder and former Chairman and CEO of the Company, his daughter, Gail B. Cooper, the current President and CEO of the Company, and other family members.

Under the terms of the Merger Agreement, stockholders of the Company (other than BBT, Inc. and the Boyd family members) will receive $9.18 per share, in cash, for each outstanding share of Company common stock owned by such stockholders. The Company and BBT expect to file a Certificate of Merger with the Delaware Secretary of State no later than September 13, 2004, to consummate the transaction. As a result of the merger, the Company's shares will no longer trade on NASDAQ or be registered under the Securities Exchange Act of 1934. However, the Company will continue to do business under the name "Boyd Bros. Transportation Inc."

Attached and incorporated herein by reference in its entirety as Exhibit
99.1 is a copy of the press release announcing the proposed acquisition.

Item 9.01  Financial Statements and Exhibits.

      (a)  Financial Statements of Business Acquired.  Not Applicable

      (b)  Pro Forma Financial Information.  Not Applicable

      (c)  Exhibits.

             Exhibit
                No.       Description
             -----------  ------------------------------------------------------
                99.1      Press Release of Boyd Bros. Transportation Inc.
                          issued September 8, 2004.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BOYD BROS. TRANSPORTATION INC.


Date:  September 8, 2004          By:        /s/ RICHARD C. BAILEY
                                      ------------------------------------------
                                               Richard C. Bailey
                                         Its Executive Vice President
                                          and Chief Financial Officer


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



                         BOYD BROS. TRANSPORTATION INC.

                                    FORM 8-K

                                  Exhibit Index


Exhibit No.                    Description                      Method of Filing
--------------  ----------------------------------------------  ----------------
    99.1        Press Release of Boyd Bros. Transportation Inc.,    Filed
                issued September 8, 2004.                          herewith.


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